Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 MARCH 3, 2003





                    RATED
                    WATER
RIG NAME            DEPTH        DESIGN                   LOCATION         STATUS            OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted      Westport Resources
----------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM           Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg              GOM           Contracted         ChevronTexaco
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg            Indonesia        Shipyard                -
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg            Indonesia        Contracted             CNOOC
                               Cantilever



----------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg              GOM            Contracted           Dominion
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg              GOM            Contracted          DOTS/Shell
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg              GOM            Contracted          BP America
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg              GOM            Contracted        Pogo Producing
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg              GOM            Contracted         ChevronTexaco
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg              GOM            Contracted          BP America
                               Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas


----------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg              GOM            Shipyard for             -
                               Cantilever                                 cantilever upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa        Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM               Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea         Contracted             Agip
----------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM           Cold Stacked              -






                                     1

----------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class            New Zealand        Contracted             Shell


----------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco       North Sea            Idle                  -
                               711 Series
----------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea          Shipyard                -

----------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                    Ghana              Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro

----------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia            Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam          Contracted         PetroVietnam

----------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM            Contracted      Energy Partners
                                                                                                Ltd
----------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM             Standby                 -
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM            Contracted         Ocean Energy
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                 Brazil          Contracted             Shell

----------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras

----------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted             LLOG
----------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM            Contracted            Murphy

----------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                    Brazil          Contracted           Petrobras

----------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class              Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM            Contracted         Amerada Hess
----------------------------------------------------------------------------------------------------------------





                                     2

Ocean America        5,500'    Ocean Odyssey                GOM            Contracted         Ocean Energy
----------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM               Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia         Contracted            Unocal
----------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------



NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **




RIG NAME                CURRENT TERM               START DATE         ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         one well plus option      mid January 2003        early March 2003

-------------------------------------------------------------------------------------------------
Ocean Drake                 12 months            late August 2002        late August 2003
-------------------------------------------------------------------------------------------------
Ocean Champion                   -               early August 2001                -
-------------------------------------------------------------------------------------------------
Ocean Columbia         one well plus option      early March 2003        early April 2003

-------------------------------------------------------------------------------------------------
Ocean Sovereign                 -                mid January 2003          late May 2003

-------------------------------------------------------------------------------------------------
Ocean Heritage         12 month term program,
                        assumes last ten months
                         after Ocean Sovereign
                          completed first two
                               months             late December 2002      mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Spartan                two wells           mid February 2003        early April 2003

-------------------------------------------------------------------------------------------------
Ocean Spur                    one P&A             early March 2003         mid March 2003

-------------------------------------------------------------------------------------------------
Ocean King            90-day extension plus       early August 2002         late April 2003
                           option
-------------------------------------------------------------------------------------------------
Ocean Nugget                  one well            mid January 2003        early March 2003

-------------------------------------------------------------------------------------------------
Ocean Summit          three wells plus option    early January 2003        late March 2003

-------------------------------------------------------------------------------------------------
Ocean Warwick             90 day extension       early January 2002       early April 2003

-------------------------------------------------------------------------------------------------
Ocean Titan                   one well           early October 2002        late March 2003


-------------------------------------------------------------------------------------------------
Ocean Tower                      -                mid August 2002          late March 2003

-------------------------------------------------------------------------------------------------
Ocean Liberator                  -               late November 2002               -
-------------------------------------------------------------------------------------------------
Ocean Century                    -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Ambassador                 -               late February 2003               -
-------------------------------------------------------------------------------------------------
Ocean Nomad              second option well      late January 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean New Era                    -               late October 2001                -





                                       1

-------------------------------------------------------------------------------------------------
Ocean Bounty              demobe to Darwin       late February 2003        late March 2003


-------------------------------------------------------------------------------------------------
Ocean Guardian                   -               mid February 2003                -

-------------------------------------------------------------------------------------------------
Ocean Princess        maintenance projects       early October 2002        mid April 2003
                      and crane upgrade
-------------------------------------------------------------------------------------------------
Ocean Whittington                -              late September 2002               -
-------------------------------------------------------------------------------------------------
Ocean Vanguard        Bareboat -one additional  early January  2003        early May 2003
                      well plus options
-------------------------------------------------------------------------------------------------
Ocean Epoch                      -              early February 2003               -
-------------------------------------------------------------------------------------------------
Ocean General         two well program plus    early February  2003        late April 2003
                      options plus demobe
-------------------------------------------------------------------------------------------------
Ocean Prospector                 -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                   -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Concord               one well           late November 2002          mid March 2003

-------------------------------------------------------------------------------------------------
Ocean Lexington                  -               mid February 2003                -
-------------------------------------------------------------------------------------------------
Ocean Saratoga          one well plus option      early March 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Yorktown        15-well development plus    mid September 2001        late July 2003
                             options
-------------------------------------------------------------------------------------------------
Ocean Voyager                    -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Yatzy           five-year term plus         early November 1998      early November 2003
                            option
-------------------------------------------------------------------------------------------------
Ocean Worker           two wells plus option      early March 2003         mid April 2003
-------------------------------------------------------------------------------------------------
Ocean Quest           Swap to complete Valiant    early January 2003        late June 2003
                          contract
-------------------------------------------------------------------------------------------------
Ocean Winner             18-month extension       early July 2001         early March 2003

-------------------------------------------------------------------------------------------------
Ocean Alliance           four-year contract       early September 2000    early September 2004
-------------------------------------------------------------------------------------------------
Ocean Star              nine month term work      early March 2003       mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Victory           one well plus option    early December 2002      early February 2003
-------------------------------------------------------------------------------------------------



                                       2

Ocean America                 one well            mid October 2002         late March 2003
-------------------------------------------------------------------------------------------------
Ocean Valiant                    -                late March 2003                 -
-------------------------------------------------------------------------------------------------
Ocean Baroness          400 days plus option      late March 2003          mid April 2004
-------------------------------------------------------------------------------------------------
Ocean Rover                      -               early January 2002      third quarter 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence           five-year term        early January 2001      early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper            one-year extension      mid February 2003       early January 2004
-------------------------------------------------------------------------------------------------




NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **




                       DAYRATE
RIG NAME             (IN THOUSANDS)    FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------
Ocean Crusader     high teens     two wells plus option with Walter Oil & Gas in
                                  low 20's ending early May 2003.
--------------------------------------------------------------------------------------
Ocean Drake         low 20's     available.
--------------------------------------------------------------------------------------
Ocean Champion           -                                 -
--------------------------------------------------------------------------------------
Ocean Columbia      low 20's     available.

--------------------------------------------------------------------------------------
Ocean Sovereign         -        available.

--------------------------------------------------------------------------------------
Ocean Heritage



                     upper 40's   availible
--------------------------------------------------------------------------------------
Ocean Spartan        mid 20's     available.

--------------------------------------------------------------------------------------
Ocean Spur           low 20's     available.

--------------------------------------------------------------------------------------
Ocean King           mid 20's     available.

--------------------------------------------------------------------------------------
Ocean Nugget         mid 20's     available.

--------------------------------------------------------------------------------------
Ocean Summit         mid 20's     available.

--------------------------------------------------------------------------------------
Ocean Warwick        mid 20's     available.

--------------------------------------------------------------------------------------
Ocean Titan         lower 20's    one well with Ridgelake Energy in upper 20's ending
                                  mid April 2003, followed by cantilever upgrade
                                  ending mid October 2003.
--------------------------------------------------------------------------------------
Ocean Tower              -        two wells with Ridgelake Energy in upper 20's
                                  ending late May 2003
--------------------------------------------------------------------------------------
Ocean Liberator          -                                 -
--------------------------------------------------------------------------------------
Ocean Century            -                                 -
--------------------------------------------------------------------------------------
Ocean Ambassador         -        available.
--------------------------------------------------------------------------------------
Ocean Nomad         lower 40's    available.
--------------------------------------------------------------------------------------
Ocean New Era            -                                 -




                                       1

--------------------------------------------------------------------------------------
Ocean Bounty        lower 70's    special survey ending mid May 2003, followed by
                                  three well program with Inpex in Australia in
                                  lower 70's ending late November 2003.
--------------------------------------------------------------------------------------
Ocean Guardian           -        available.

--------------------------------------------------------------------------------------
Ocean Princess           -        available.

--------------------------------------------------------------------------------------
Ocean Whittington        -        available.
--------------------------------------------------------------------------------------
Ocean Vanguard      lower 10's    available.

--------------------------------------------------------------------------------------
Ocean Epoch              -        available.
--------------------------------------------------------------------------------------
Ocean General       upper 50's    available.

--------------------------------------------------------------------------------------
Ocean Prospector         -                                 -
--------------------------------------------------------------------------------------
Ocean Endeavor           -                                 -
--------------------------------------------------------------------------------------
Ocean Concord       lower 40's    two wells with Walter Oil & Gas in upper 30's
                                  ending mid May 2003.
--------------------------------------------------------------------------------------
Ocean Lexington          -        available.
--------------------------------------------------------------------------------------
Ocean Saratoga      lower 40's    available.
--------------------------------------------------------------------------------------
Ocean Yorktown       lower 60's   available.

--------------------------------------------------------------------------------------
Ocean Voyager            -                                 -
--------------------------------------------------------------------------------------
Ocean Yatzy              120's     available.

--------------------------------------------------------------------------------------
Ocean Worker         upper 30's    available.
--------------------------------------------------------------------------------------
Ocean Quest          lower 80's    available.

--------------------------------------------------------------------------------------
Ocean Winner        lower 80's    one year extension in lower 60's with Petrobras
                                  ending early November 2003.
--------------------------------------------------------------------------------------
Ocean Alliance           110's    available.
--------------------------------------------------------------------------------------
Ocean Star           mid 80's     available.
--------------------------------------------------------------------------------------
Ocean Victory        mid 60's     available.
--------------------------------------------------------------------------------------



                                       2

Ocean America       upper 60's    second well with Ocean Energy in mid 70's ending mid May 2003.
--------------------------------------------------------------------------------------
Ocean Valiant            -        available.
--------------------------------------------------------------------------------------
Ocean Baroness         110's      available.
--------------------------------------------------------------------------------------
Ocean Rover              -        available.
--------------------------------------------------------------------------------------
Ocean Confidence       170's      available.
--------------------------------------------------------------------------------------
Ocean Clipper          100's      available.
--------------------------------------------------------------------------------------




NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico



                              ** TABLE COMPLETE **

                                       3